Dreyfus High Yield Fund

Summary Prospectus	Class	Ticker
May 1, 2011	A	DPLTX
As Revised	B	DLTBX
	C	PTHIX
July 25, 2011	I	DLHRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-554-4611 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section on page B-48 of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	.70	.70	.70	.70
Distribution and/or service (12b-1) fees	.25	.75	1.00	none
Other expenses*	.01	.01	.01	.01
Total annual fund operating expenses	.96	1.46	1.71	.71
Fee waiver and/or expense reimbursement*	(.01)	(.01)	(.01)	(.01)
Total annual fund operating expenses	.95	1.45	1.70	.70

*The Dreyfus Corporation has agreed to pay all of the fund expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-
interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fee in an amount equal to the fund’s allocable portion of the fees and expenses of the non-
interested Board members and their counsel (in the amount of 0.01% for the past fiscal year).

0029SP0711

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class B	$548	$759	$992	$1,476
Class C	$273	$536	$923	$2,009
Class I	$72	$224	$390	$871
You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class B	$148	$459	$792	$1,476
Class C	$173	$536	$923	$2,009
Class I	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70.07% of the average value of its portfolio.

Principal Investment Strategy

To pursue this goal, the fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in fixed income securities that, at the time of purchase, are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by The Dreyfus Corporation.

In choosing securities, the fund seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. The fund’s investment process involves a “top down” approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength, and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund’s portfolio or on the maturities or durations of the individual fixed income securities the fund may purchase.

The fund's portfolio managers will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, and swaps (including interest rate and credit default swaps), typically as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.

The fund also may invest in collateralized debt obligations (CDOs), which include collateralized loan obligations and other similarly structured securities. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

Dreyfus High Yield Fund Summary

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates. Unlike investment grade bonds, however, the prices of high yield (“junk”) bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

  Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage- related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. There is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

  Leverage risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.
  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Dreyfus High Yield Fund Summary

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10)
Share Class/Inception Date
	1Year	5 Years	10 Years
Class A returns before taxes (6/2/97)	7.36%	5.96%	5.40%
Class A returns after taxes on distributions	3.81%	2.87%	2.17%
Class A returns after taxes on distributions and sale of fund shares	4.63%	3.19%	2.55%
Class B returns before taxes (6/2/97)	7.94%	6.09%	5.58%
Class C returns before taxes (6/2/97)	10.66%	6.11%	5.10%
Class I returns before taxes (6/2/97)	12.59%	7.17%	6.14%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index reflects	15.07%	8.82%	8.74%
no deduction for fees, expenses or taxes

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. Chris Barris has served as the fund’s primary portfolio manager since October 2010. Mr. Barris is the Director of the high yield fixed income team at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. He is a dual employee of The Dreyfus Corporation and Standish.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus High Yield Fund Summary